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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 9, 2002
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                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

       DELAWARE                             1-15157              36-2552989
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(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                                Identification No)


             1900 WEST FIELD COURT, LAKE FOREST, ILLINOIS   60045
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                (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:   (847) 482-2000



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   c.   Exhibits:

        99.1 Statement Under Oath of Principal Executive Officer dated August 5, 2002.

        99.2 Statement Under Oath of Principal Financial Officer dated August 2, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On August 9, 2002, the Principal Executive Officer, Richard L. Wambold, and Principal Financial Officer, Andrew A. Campbell, of Pactiv Corporation submitted to the Securities and Exchange Commission sworn statements dated August 5, 2002, and August 2, 2002, respectively, pursuant to Securities and Exchange Commission Order No. 4-460. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2. Copies of these statements will be posted on Pactiv Corporation's website (www.pactiv.com).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 9, 2002

PACTIV CORPORATION


By: /S/ JAMES V. FAULKNER, JR.
    James V. Faulkner, Jr.
    Vice President and General Counsel